STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of November 8 2011, is by and between BLUE SKY ENERGY & POWER, INC., a Delaware corporation (“Purchaser”) having its registered office at 16192 Coastal Highway, Lewes, Delaware 19958, and SAGA ENERGY, INC., a Florida corporation having its principal office at 1509 East Chapman Ave., Orange, California 92866 (“Seller”) (each, a “Party”; collectively, the “Parties”).

RECITALS

WHEREAS, Seller’s Articles of Incorporation, as amended, authorize 100,000,000 shares of common stock, no par value (the “Common Stock”), of which 48,325,000 shares are currently issued and outstanding;

WHEREAS, Seller has offered for sale to Purchaser 600,000 shares of Common Stock (the “Shares”) at a purchase price of $300,000 ($0.50/share); and

WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller, the Shares upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

ARTICLE 1
SALE AND PURCHASE OF THE SHARES

1.1           Sale of the Shares.  Upon execution of this Agreement (the “Closing”), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, the Shares.

1.2           Instruments of Conveyance and Transfer.  As soon as practicable after the Closing, Seller shall deliver a certificate or certificates representing the Shares of Seller to Purchaser sufficient to transfer all right, title and interest in the Shares to Purchaser.

1.3           Consideration and Payment for the Shares.  In consideration for the Shares, Purchaser shall pay a purchase price of a total of $300,000 ($0.50 per Share) (the “Purchase Price”).

ARTICLE 2
REPRESENTATIONS AND COVENANTS OF SELLER AND PURCHASER

2.1           Seller hereby represents and warrants that:

(a)           The Shares to be issued hereunder have been duly authorized by the appropriate corporate action of Seller.

(b)           Seller shall transfer title, in and to the Shares to Purchaser free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

(c)           As soon as practicable after the Closing Date, Seller shall issue and deliver a certificate or certificates representing the Shares of Seller to Purchaser sufficient to transfer all right, title and interest in the Shares to Purchaser.  The certificate representing the Shares which will be issued to Purchaser shall be subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate, which legend shall provide as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

(d)           Purchaser acknowledges that the Shares will be “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) (“Rule 144”), that the  Shares will include the foregoing restrictive legend, and, except as otherwise set forth in this Agreement, that the Shares cannot be sold unless registered with the United States Securities and Exchange Commission (“SEC”) and qualified by appropriate state securities regulators, or unless Purchaser obtains written consent from Seller and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

(e)           Purchaser acknowledges and agrees that Seller makes no other representations or warranties with respect to the Shares or the Seller.

2.2           Purchaser represents and warrants to Seller as follows:

(a)           Purchaser has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Shares offered by Seller of the size contemplated.  Purchaser represents that Purchaser is able to bear the economic risk of the investment and at the present time can afford a complete loss of such investment.  Purchaser has had a full opportunity to inspect the books and records of the Seller and to make any and all inquiries of Seller officers and directors regarding the Seller and its business as Purchaser has deemed appropriate.

(b)           Purchaser is an “Accredited Investor” as defined in Regulation D of the Securities Act of 1933 (the “Act”) and Purchaser, either alone or with Purchaser’s professional advisers who are unaffiliated with, have no equity interest in and are not compensated by Seller or any affiliate or selling agent of Seller, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in the Shares offered by Seller and of making an informed investment decision with respect thereto and has the capacity to protect Purchaser’s own interests in connection with Purchaser’s proposed investment in the Shares.

(c)           Purchaser is acquiring the Shares solely for Purchaser’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Shares.

(d)           Purchaser will not sell or otherwise transfer the Shares without registration under the Act or an exemption therefrom and fully understands and agrees that Purchaser must bear the economic risk of Purchaser’s purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

ARTICLE 3
GENERAL PROVISIONS

3.1              Entire Agreement.  This Agreement and the exhibits hereto set forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.  No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

3.2           Notices.  Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties as follows:

1.	To Purchaser:	Blue Sky Energy & Power, Inc.
Attn: Ilyas Chaudhary, President
1509 East Chapman Ave
Orange, CA 92866

2.	To Seller:	Saga Energy, Inc.
Attn: Ilyas Chaudhary, President
1509 East Chapman Ave
Orange, CA 92866

3.	With Copy To:	Oswald & Yap LLP
16148 Sand Canyon Avenue
Irvine, CA 92618
Fax: (949) 788-8980

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid.  If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient.  If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal.  If notice is given by facsimile transmission in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

3.3           Waiver and Amendment.  Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof.  The failure or delay of any Party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such Party’s right at a later time to enforce the same.  No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty.  No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

3.4           Choice of Law.  This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

3.5           Exclusive Jurisdiction and Venue.  The Parties agree that the Federal and California State courts sitting in the County of Orange, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

3.6           Counterparts.  This Agreement may be executed in several counterparts and it shall not be necessary for each Party to execute each of such counterparts, but when all of the Parties have executed and delivered one of such counterparts, the counterparts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each Party in accordance with its terms.

3.7           Attorneys’ Fees.  In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing Party in any such proceeding shall be entitled to recover from the losing Party its costs of suit, including reasonable attorneys’ fees, as may be fixed by the court.

3.8           Taxes.  Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the Party required to make such payment.  Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the Party required to withhold such tax shall furnish to the Party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

3.9           Conflict Waiver.  Purchaser hereby acknowledges that Oswald & Yap LLP (“the Firm”) represents Seller with various legal matters and does not represent Purchaser in connection with this Agreement or the contemplated transaction nor in any other respect.  Purchaser further acknowledges that the Firm has drafted this Agreement.  Purchaser has been given the opportunity to consult with counsel of his choice regarding his rights under this Agreement.  Purchaser hereby waives any action it may have against the Firm regarding such conflict of interest.

3.10           Incorporation of Recitals.  The recitals set forth on page 1 of this Agreement are incorporated into this Agreement by this reference.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

SELLER:	Certification: The undersigned Secretary of
SAGA ENERGY, INC.,	Seller hereby certifies that this Agreement
a Florida corporation	has been authorized by the Board of
Directors of Seller.

/s/Ilyas Chaudhary	/s/ Aamna Virk
Ilyas Chaudhary	Aamna Virk
President	Secretary

PURCHASER:

1.  Has the subscribing entity been formed for the specific purpose of investing in the securities?

______ YES ___X__ NO

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity.  If your answer to question 1 is “Yes,” each shareholder, partner or beneficiary of the subscribing entity must be able to certify to statement (2) below in order to qualify as an “accredited investor.”

The undersigned entity certifies that it is an “accredited investor” because it is:

(a)           ____X__ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

(b)           _______ each of its shareholders, partners, or beneficiaries meets at least one of the following conditions described in question 2 below.  Each shareholder, partner or beneficiary must also initial the appropriate space in question 2.  OR

(c)           _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; OR

(d)           _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; OR

(e)           _______ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above in question 2 below.   Please also CHECK the appropriate space in question 2.  OR

2.  If the answer to Question 1 above is “Yes,” each shareholder, partner or beneficiary of the subscribing entity must certify that at least one of two statements below is true and correct:

PLEASE CHECK ONE:

I certify that I am an “accredited investor” because:

___X___ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year; OR

_______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.1

Investment Authorization.  Purchaser has all requisite authority to acquire the securities hereby subscribed for and to enter into this Agreement, and further, the person signing hereto has been duly authorized by all requisite action on the part of the Purchaser to execute these documents on its behalf.  Such authorization has not been revoked and is still in full force and effect.

PURCHASER	Certification: The undersigned Secretary of
BLUE SKY ENERGY & POWER, INC.	Purchaser hereby certifies that this Agreement
a Delaware corporation	has been authorized by the Board of Directors

/s/Ilyas Chaudhary	/s/ Aamna Virk
Ilyas Chaudhary	Aamna Virk
President	Secretary

1 For purposes of this Agreement, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value over total liabilities, including mortgages and income taxes on unrealized appreciation of assets, in both cases excluding the value of your primary residence but including all other real and personal property.  The value of your primary residence is calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property.